SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: April 10, 1996
(Date of earliest event reported)

Commission File No. 33-68032



              The Prudential Home Mortgage Securities Company, Inc.


             Delaware                                  43-1490160
   (State of Incorporation)              (I.R.S. Employer Identification No.)


5325 Spectrum Drive, Frederick, Maryland                 21701
(Address of principal executive offices)               (Zip Code)


                                 (301) 846-8199
              (Registrant's Telephone Number, including area code)





             (Former name, former address and former fiscal year, if
                           changed since last report)

ITEM 5.  Other Events

                  On April 10, 1996, The Prudential Home Mortgage Securities Company, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1992-18, Class A-11 (the "Offered Certificates"). The Offered Certificates, together with the other Subclasses of Class A Certificates (designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-R and Class A-LR Certificates), the Class M Certificates and the Class B Certificates were originally issued on June 29, 1992 pursuant to a Pooling and Servicing Agreement, dated as of June 29, 1992, as amended by Amendment No. 1 dated as of March 1, 1993 (collectively, the "Pooling and Servicing Agreement"), among the Registrant, The Prudential Home Mortgage Company, Inc., as servicer (the "Servicer" or "PHMC"), and First Trust National Association, as trustee (the "Trustee"). The Pooling and Servicing Agreement was amended by Amendment No. 2 dated as of April 10, 1996 (the "Amendment"), a copy of which Amendment is filed as an exhibit hereto. The primary purpose of the Amendment was to remove certain transfer restrictions on the Offered Certificates and to change the minimum denominations in which such Offered Certificates could be issued.

                  Interest on the Offered Certificates is distributed on each Distribution Date (as defined in the Pooling and Servicing Agreement). The initial principal balance of the Offered Certificates was $1,000.00. Distributions of interest on any Distribution Date are made to the extent that the Pool Distribution Amount (as defined in the Pooling and Servicing Agreement) is sufficient therefor.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description

    (4) Amendment No. 2 to the Pooling and Servicing Agreement dated as of April 10, 1996, among The Prudential Home Mortgage Securities Company, Inc., The Prudential Home Mortgage Company, Inc., and First Trust National Association, as trustee.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE PRUDENTIAL HOME MORTGAGE
                                         SECURITIES COMPANY, INC.

April 10, 1996
                                    By:      /s/ M. Kathryn Gray
                                          ----------------------
                                          Name:    M. Kathryn Gray
                                          Title:   Vice President

                                INDEX TO EXHIBITS
                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)


   (4)              Amendment No. 2 to the                             E
                    Pooling and Servicing  Agreement dated as of
                    April 10,  1996  among The  Prudential  Home
                    Mortgage  Securities   Company,   Inc.,  The
                    Prudential Home Mortgage Company,  Inc., and
                    First   Trust   National   Association,   as
                    trustee.